UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 5, 2004



                            Wellco Enterprises, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)




    North Carolina                  1-5555
(State of incorporation) (Commission File Number)
                                                                     56-0769274
                                               (IRS Employer Identification No.)

    150  Westwood Circle
    P.O. Box 188
    Waynesville, NC                                              28786
(Address of principal executive offices)                        (Zip code)




       Registrant's telephone number, including area code: (828) 456-3545
                                 --------------





                                 Not Applicable
          (Former name or former address, if changed since last report)







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Item 4. Changes in Registrant's Certifying Accountant

At a meeting held on March 4, 2004, the audit committee of the Board of Directors of the Company approved the engagement of Dixon Hughes PLLC, the successor in the merger of its current independent auditors, Crisp Hughes Evans LLP, and the firm of Dixon Odom PLLC, as its independent auditors effective with the successful merger of the two firms. On March 1, 2004, the audit committee of the Board of Directors was notified that the merger of the two firms was completed and that the firm of Crisp Hughes Evans LLP would no longer be providing any services as independent auditors.

Crisp Hughes Evans LLP was engaged on March 17, 2003 and performed their first audit of the Company's consolidated financial statements for the year ended June 28, 2003. The report of Crisp Hughes Evans LLP on the Company's consolidated financial statements for the past fiscal year ended June 28, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, nor was there any event of the type requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

In connection with the audit of the Company's consolidated financial statements for the fiscal year ended June 28, 2003, and through the date of this Form 8-K, there were no disagreements with Crisp Hughes Evans LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Crisp Hughes Evans LLP would have caused Crisp Hughes Evans LLP to make reference to the matter in their report. The Company has provided Crisp Hughes Evans LLP with a copy of the disclosures contained in this report, and has requested Crisp Hughes Evans LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 5, 2004 is filed as Exhibit 16.

During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Dixon Odom PLLC prior to its merger with Crisp Hughes Evans LLP forming the new firm of Dixon Hughes PLLC with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or any other matters or reportable events listed in Items 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.


     16 Crisp Hughes Evans LLP letter to the Securities and Exchange Commission dated March 5, 2004.









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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   March 5, 2004                                  Wellco Enterprises, Inc.



                                                     By: /s/David Lutz.
                                                         David Lutz
                                                         President and
                                                         Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit Number and Description

16.1 Crisp Hughes Evans LLP letter to the Securities and Exchange Commission dated March 5, 2004.






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EXHIBIT 16 TO FORM 8-K



March 5, 2004

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Commissioners:

We have read Item 4 included in the Form 8-K dated March 5, 2004 of Wellco Enterprises, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,



/s/ Crisp Hughes Evans LLP
Crisp Hughes Evans LLP


























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